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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2005
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                       1-14896                  11-3027591
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)



              445 Park Avenue, Suite 1028, New York, New York 10022
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (212) 829-5700


                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))
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Item 1.01  Entry into a Material Definitive Agreement

            This Current Report on Form 8-K/A (including the exhibits hereto) amends the Form 8-K filed by the Registrant with the Securities and Exchange Commission on December 3, 2003 to give effect to an Amendment, dated January 18, 2005, to the Patents Purchase, Assignment and License Agreement, originally dated November 13, 2003, between the Registrant and Merlot Communications, Inc.

            On January 19, 2005, Network-1 Security Solutions, Inc. ("Network-1") issued a press release announcing that it had entered into an amendment (the "Amendment") to the Patents Purchase, Assignment and License Agreement, originally dated November 13, 2003, by and between the Registrant and Merlot Communications, Inc. A copy of the press release is attached to this Report as Exhibit 99.1 and it is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Description

  10.1 Amendment to Patents Purchase, Assignment and License Agreement, dated January 18, 2005, between the Registrant and Merlot Communications, Inc.

  99.1 Press Release, dated January 19, 2005, regarding the Amendment to Patents Purchase, Assignment and License Agreement, with Merlot Communications, Inc.

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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NETWORK-1 SECURITY SOLUTIONS, INC.



Dated: January 24, 2005            By: /s/Corey M. Horowitz
                                       -------------------------------
                                       Name: Corey M. Horowitz
                                       Title: Chairman & Chief Executive Officer

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Exhibit No.     Description

   10.1 Amendment to Patents Purchase, Assignment and License Agreement, dated January 18, 2005, between the Registrant and Merlot Communications, Inc.

   99.1 Press Release, dated January 19, 2005, regarding the Amendment to the Patents Purchase, Assignment and License Agreement with Merlot Communications, Inc.